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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------
                                 FORM 8-K REPORT
                                   -----------


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):             June 30, 2000


                                 Rent USA, Inc.
             (Exact name of registrant as specified in its charter)


    Nevada                          000-27371                    33-5695839
(State or other                    (Commission                (I.R.S. Employer
  jurisdiction                     File Number)              Identification No.)
of incorporation)


 PO Box 10
 San Dimas, CA 91773-0010
(Address of principal executive offices)

                                 (909) 287-1500
                                 ---------------
                           (Issuer's telephone number)

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FORWARD LOOKING STATEMENTS

Rent USA, Inc., ("Rent USA, Inc.," or the "Company") cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be deemed to have been made in this Form 8-K or that are otherwise made by or on behalf of the Company. For this purpose, any statements contained in the Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," "plans," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Factors that may affect the Company's results include, but are not limited to, the Company's limited operating history, its ability to produce additional products and services, its dependence on a limited number of customers and key personnel, its possible need for additional financing, its dependence on certain industries, and competition from its competitors. With respect to any forward-looking statements contained herein, the Company believes that it is subject to a number of risk factors, including: the Company's ability to implement its product strategies to develop its business in emerging markets; competitive actions; and, general economic and business conditions. Any forward-looking statements in this report should be evaluated in light of these important risk factors. The Company is also subject to other risks detailed herein or set forth from time to time in the Company's filings with the Securities and Exchange Commission.

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TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant                                      4

Item 2.  Acquisition or Disposition of Assets                                  4

Item 3.  Bankruptcy or Receivership                                            4

Item 4.  Changes in Registrant's Certifying Accountant                         4

Item 5.  Other Events                                                          4

Item 6.  Resignation of Registant's Directors                                  4

Item 7.  Financial Statements and Exhibits                                     5

Item 8.  Change in Fiscal Year                                                 5

Item 9.  Change in Security Ratings                                            5

Signatures                                                                     6

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Item 1.  Changes in Control of Registrant

Not Applicable

Item 2.  Acquisition or Disposition of Assets

Not Applicable

Item 3.  Bankruptcy or Receivership

Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

The Corporation advises that James Slayton, C.P.A. has resigned as the company auditors, which resignation was accepted by the Company on January 1, 2000 effective from December 31, 1999. The reason for the resignation was at the request of the Registrant due to the fact that Mr. Slayton is not a member of the SEC Practice Section of the AICPA which the Company deemed to be of extreme importance for purposes of its relationships with the stock market community and with the Securities & Exchange Commission.

The decision to change accountants was recommended and approved by the Board of Directors.

During the Registrant's two most recent fiscal years and any subsequent interim period preceding the date of the dismissal, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

The accountant's report on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles other than as stated in the Registration Statement, Amendment No. 4, wherein the Accountant's Report states as follows:

"The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has had limited operations and has not generated significant revenues from planned principal operations. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

The Accountant in Note 3 makes the following statement:

"The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has not generated significant revenues from its planned principal operations. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern."

John Spurgeon, CPA, JD whose address is PO Box 1171, Glendora, CA 91740, telephone number (626) 914-9449 has agreed to replace James Slayton as auditor. Mr. Spurgeon is a member of the SEC Practice Section of the AICPA as is his reviewing auditors, Corbin & Wertz of Irvine, California.

Item 5.  Other Events

Not Applicable

Item 6.  Resignation of Registrant's Directors

The directors and officers of the Company were originally as follows:

Name               Age             Position
------------    -------     --------------------

Al Harvey           56         Chairman, Chief Executive Officer, Director
Dan McCoy           37         President, Chief Financial Officer, Director
Gary Hulbert        63         Vice President & Regional Manager

As of August 1, 2000, Dan McCoy resigned and Gary Hulbert took other employment. Neither of them are any longer connected to the Company in any manner nor do they have anything owed to them either by way of salary or other compensation.

Dan McCoy was replaced by Charles C. Hooper as President, Chief Financial Officer and Director. Mr. Hooper is 52 years of age.

Gary Hulbert has not as yet been replaced.


Management Responsibilities
----------------------------

Al Harvey, Chairman, Chief Executive Officer, Director

Mr. Harvey will act to develop and maintain the company vision. He will oversee all areas and company departments. He will Approve all financial obligations, will seek business opportunities and strategic alliances with other organizations, will plan, develop and establish policies and objectives of business organization in accordance with board directives and company charter, direct and coordinate financial programs to provide funding for new or continuing operations in order to maximize return on investments and increase productivity.

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Goals include: To form Rent USA into one of the premier equipment rental companies in the Unites States by maintaining quality of equipment, service and reliability to facilitate increased revenues, profitability, and exposure.

Charles C. Hooper, President, Chief Financial Officer, Director

Mr. Hooper will work closely with Al Harvey to develop revenue and profitability goals. His essential obligation is to work with investors and creditors to raise required capital to meet Companies funding requirements, to work with CEO to target and review feasibility of potential acquisitions and to oversee the Company's overall accounting and tax liabilities. Finally, he will work with Sales Managers to establish optimal sales levels and pricing.


Management Team Backgrounds
---------------------------

Al Harvey, Chairman, Chief Executive Officer, Director

Al Harvey was from 1995 to February of 1999, president of Big Iron Rental, a California based construction equipment rental company with approximately 2 million dollars in annual sales during the last full year of operation. Prior to 1995, Mr. Harvey worked as sales manager from L. D. Harvey Equipment Rental Company in Chino, California which, when Mr. Harvey left the company was grossing approximately 3.8 million dollars in annual sales. From approximately August of 1981 until 1992 when he joined L. D. Harvey, he owned and operated Alvin Harvey Construction Company of Oren, Utah, specializing in single family residential construction.

Charles C. Hooper, President, Chief Financial Officer, Director

Mr. Hooper was from 1986 until coming with the Company, the Chief Executive Officer of Mojave Natural Resources in Temecula, California, a company which produces decorative rock and construction aggregate and industrial minerals. From 1978 until 1990, he was also the owner of Old Town Financial in La Jolla, California, a developer of shopping centers, office buildings, condominiums, apartments, health clubs, single family homes and ranch estates. He began his careet in 1968 with Litton Industries as a reliability systems engineer which designed and built missle guidance systems for the U.S. Army ground to air combat installations. He was an officer in the U.S. Navy during the Viet Nam war and became an instructor at the Naval War College. He served two tours in Viet Nam as Navy Seal and trained submarine diving officers. From 1974 until 1986 he was the owner of Organizational Diagnostics Associates in San Diego, California, a private financial and business consulting firm to Fortune 500 and local companies pioneering the development of financial and legal software systems. Mr. Hooper is a graduate of the University of California at Los Angeles with High Honors, has a Master of Science Degree from the U.S. Naval Post Graduate School and has done doctorate work in finance and human behavior. He has also taken a number of continuing education courses in finance, real estate and insurance. He is a 22 year member of the San Diego Yacht Club, a member of Toastmasters International, The Veterans of Foreign Wars, the California Mining Association and the Pacific S.W. Quarter Horse Association.

Remuneration of Directors and Executive Officers

                                  Annual
Name:                             Comp.
-------------------------------------------
Al Harvey, CEO                 $ 225,000
Charles C. Hooper, PRES & CFO  $ 150,000

Directors are not compensated at this time for serving in the capacity as a director and it is not anticipated that directors will receive any compensation for their service.

Item 7.  Financial Statements and Exhibits

Not Applicable

Item 8.  Change in Fiscal Year

Not Applicable

Item 9.  Change in Security Ratings

Not Applicable

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                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Rent USA, Inc.

By: /s/ Al Harvey

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   Al Harvey
   Chief Executive Officer

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